UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2023
NAUTILUS BIOTECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39434 (Commission File Number)	98-1541723 (I.R.S. Employer Identification No.)

2701 Eastlake Avenue East Seattle, Washington (Address of principal executive offices)	98102 (Zip code)
(206) 333-2001
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NAUT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.    Other Events

On December 14, 2023, Nautilus Biotechnology, Inc. (the “Company”) filed suit in the United States District Court for the Northern District of California against Somalogic, Inc. (“Somalogic”), and the California Institute of Technology. This suit seeks declaratory judgment that Nautilus does not infringe any claims of US Patent No. 7,842,793 related to DNA origami structures (the “793 Patent”), which Somalogic has allegedly licensed from the California Institute of Technology through its purchase of Palamedrix, Inc.

The Company has taken this action in response to Somalogic’s allegations that the Nautilus Proteome Analysis Platform infringes the claims of the ‘793 patent.

The Company believes that it does not use any technology related to what the ‘793 Patent purports to claim in any of the products or services that the Company is developing. Nor does the Company have any interest or plans to use such technology in any of the Company’s future products or services. The Company intends to vigorously pursue its claims in this litigation.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements in this communication include, but are not limited to, statements regarding expectations related to the suit filed by the Company against Somalogic and the Company’s belief that it does not use any technology related to what the ‘793 Patent purports to claim. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by these forward-looking statements. For example, there can be no assurance as to developments related to the litigation, the outcome of the litigation, or remedies that could be awarded in connection with the litigation; ongoing litigation may be prolonged, and a final disposition may be delayed; the costs associated with the litigation; the Company’s ability to establish or maintain its intellectual property and other proprietary rights; or the Company’s ability to bring new products or services to market. In addition, intellectual property litigation is expensive and may result in a diversion of management's time and attention, both of which could adversely affect the Company’s future operating results. For a more detailed description of additional risks and uncertainties facing the Company, investors should refer to the information under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K as well as in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and its other filings with the U.S. Securities and Exchange Commission. The forward-looking statements in this communication are as of the date of this Current Report on Form 8-K. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 14, 2023

NAUTILUS BIOTECHNOLOGY, INC.

By:	/s/ Sujal Patel
Name:	Sujal Patel
Title:	Chief Executive Officer